Investments in Unconsolidated Entities - Summarized Financial Information (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Assets
Land and housing inventory	$ 599,487	$ 377,549
Other assets	57,771	20,469
Total Assets	657,258	398,018
Liability and Equity
Accounts payable and other liabilities	62,785	13,485
Equity
Brookfield Residential's interest	206,198	155,352
Others' interest	206,252	151,739
Total Liabilities and Equity	657,258	398,018
Revenue	115,067	90,186
Direct cost of sales	(80,909)	(78,283)
Other (expense) / income	(6,070)	8,711
Net income	28,088	20,614
Brookfield Residential's share of net income	8,820	9,882
Bank Indebtedness and Other Financings [Member]
Liability and Equity
Accounts payable and other liabilities	$ 182,023	$ 77,442